                                                                   EXHIBIT 10.11

                    AMENDMENT NO. 1 AND CONSENT AND WAIVER

     This Amendment No. 1 dated as of March 29, 1999 ("Agreement") is among Tuboscope Inc., a Delaware corporation ("Borrower"), the banks party to the Amended and Restated Credit Agreement described below ("Lenders"), ABN AMRO Bank N.V., as administrative agent for the Lenders ("Administrative Agent").


                                 INTRODUCTION


     A. The Borrower, the Administrative Agent and the Lenders are parties to the Amended and Restated Credit Agreement dated as of February 9, 1998 ("Credit Agreement").

     B. The Borrower has requested, and the Lenders have agreed, to make certain amendments to the Credit Agreement and waive certain provisions thereof.

     Therefore, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

     Section 1.  Definitions; References.  Unless otherwise defined in this
                 -----------------------
Agreement, terms used in this Agreement which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

     Section 2.  Amendments to Credit Agreement.
                 ------------------------------

     (a) Section 1.1.  The definition of "Applicable Margin contained in Section
         -----------
1.1 is deleted in its entirety and replaced with the following:

     "Applicable Margin" means, for any day, at such times as the relevant Total
      -----------------
     Funded Debt to Total Capital Ratio is in one of the following ranges, the percentage per annum set forth opposite such Total Funded Debt to Total Capital Ratio:

                 --------------------------------------------
                       Total Funded Debt to
                       Total Capital Ratio        Percentage
                 --------------------------------------------
                 Less than 30%                        0.95%
                 --------------------------------------------
                 Equal to or greater than 30%        1.000%
                    but less than 35%
                 --------------------------------------------
                 Equal to or greater than 35%        1.075%
                    but less than 37.5%
                 --------------------------------------------
                 Equal to or greater than 37.5%      1.125%
                    but less than 40%
                 --------------------------------------------
                 Equal to or greater than 40%        1.250%
                 --------------------------------------------

The Borrower shall give written notice to the Agent of any change to the Total Funded Debt to Total Capital Ratio affecting the Applicable Margin within three
(3) Business Days thereof and any change to the Applicable Margin shall be effective one (1) day thereafter.



     (b)  Section 6.22.  Section 6.22 is deleted in its entirety and is replaced
          ------------
     by the following:

          Section 6.22.  Interest Coverage Ratio.  The Borrower will not permit
                         -----------------------
     the Interest Coverage Ratio at any time to be less than (i) 1.90 to 1.00 for the fiscal quarter ended March 31, 1999; (ii) 1.60 to 1.00 for the fiscal quarters ended June 30, 1999 and September 30, 1999; (iii) 2.00 to
     1.00 for the fiscal quarter ended December 31, 1999; (iv) 2.25 to 1.00 for the fiscal quarter ended March 31, 2000; and (v) 2.50 to 1.00 for all fiscal quarters ending thereafter.

     (c)  Section 6.23.  Section 6.23 is deleted in its entirety and is replaced
          ------------
     by the following:

          Section 6.23.  Total Funded Debt to Total Capital Ratio.  The Borrower
                         ----------------------------------------
     will maintain a ratio of Total Funded Debt to Total Capital of (i) no greater than 45% during the period from January 1, 1999 through June 30, 2000 and (ii) no greater than 40% during the period from July 1, 2000 until the final Maturity Date for all Loans.

     Section 3.  Consent and Waiver.
                 ------------------

     (a) Section 6.12(b) of the Credit Agreement permits the Borrower and its Subsidiaries to redeem, purchase or otherwise acquire up to $15,000,000 of its capital stock during the period from January 1, 1998 through December 31, 1998. During the period from January 1, 1998 through December 31, 1998, the Borrower inadvertently exceeded the $15,000,000 maximum by approximately $300,000.

     (b) Each of the Agent and the Lenders hereby waive any Defaults or Events of Default that may have arisen as a result of the Borrower's exceeding the $15,000,000 limitation described in clause (a) above. This waiver is limited to the extent described herein and shall not be construed to be a consent to or a waiver of any other Defaults or Events of Default arising under the provisions of the Credit Agreement and the other Credit Documents, including without limitation, the provisions contained in Section 6.12(b).

     Section 4. Representations and Warranties.  The Borrower represents and
                ------------------------------
warrants to the Administrative Agent and the Lenders that:

     (a) Each of the representations and warranties of the Borrower and its Subsidiaries set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects as of the date of this Agreement, except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date;

     (b) (i) The execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity;

     (c) As of the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing;

     Section 5. Effectiveness.  This Agreement shall become effective and the
                -------------
Credit Agreement shall be amended as provided in this Agreement upon the occurrence of the following conditions precedent:

     (a) The Borrower, the Administrative Agent and the Majority Lenders shall have delivered duly and validly executed originals of this Agreement to the Administrative Agent;

     (b) the representations and warranties in this Agreement shall be true and correct in all material respects;

     (c) each of the Guarantors shall have executed and delivered a reaffirmation of its Subsidiary Guaranty Agreement in form and substance satisfactory to the Administrative Agent and the Majority Lenders;

     (d) the Borrower shall have delivered an opinion of its counsel in form and substance satisfactory to the Administrative Agent;

     (e) the Borrower and the Guarantors shall have delivered such other documents, certificates and opinions as the Administrative Agent may reasonably request;

     (f) the Borrower shall have paid (i) to each Lender which signed this Agreement on or before March 29, 1999, an amendment fee in an amount equal to
 .25% multiplied by such Lender's Commitment and (ii) to the Administrative
     ----------
Agent, all expenses required to be paid in connection with this Agreement and the amendments evidenced hereby.

     Section 6. Effect on Loan Documents.
                ------------------------

     (a) Except as amended herein, the Credit Agreement and the Credit Documents shall remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent's or any Lenders' rights under the Credit Documents, as amended, including the waiver of any Default or Event of Default except as specifically provided for herein.

     (b) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Credit Documents.

     Section 7.  Choice of Law.  This Agreement shall be governed by and
                 -------------
construed and enforced in accordance with the laws of the State of New York.

     Section 8.  Counterparts.  This Agreement may be signed in any number of
                 ------------
counterparts, each of which shall be an original.

     EXECUTED as of the 29th day of March, 1999.


                              TUBOSCOPE INC., as Borrower


                              By:_____________________________________
                               Name:__________________________________
                               Title:_________________________________

                                   ABN AMRO BANK N.V., as Administrative Agent,
                                     as Issuing Bank, and as a Bank


                                   By:_________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                   By:_________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                   CHASE BANK OF TEXAS,
                                   NATIONAL ASSOCIATION



                                   By:_______________________________________
                                    Name:____________________________________
                                    Title:___________________________________

                                   WELLS FARGO BANK (TEXAS),
                                   NATIONAL ASSOCIATION


                                   By:_______________________________________
                                    Name:____________________________________
                                    Title:___________________________________

                                   THE BANK OF NOVA SCOTIA,
                                   ATLANTA AGENCY


                                   By:________________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                   ARAB BANKING CORPORATION (B.S.C.)


                                   By:_________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION


                                   By:_________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                   CREDIT SUISSE FIRST BOSTON


                                   By:_________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:_________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                                   THE FUJI BANK, LIMITED


                                   By:________________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                   HIBERNIA NATIONAL BANK


                                   By:________________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                   BANK ONE, LOUISIANA, N.A.


                                   By:_________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________